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                                                                  EXHIBIT 10(bb)



                           AMENDMENT NO. 7 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT



       AMENDMENT dated as of October 15, 1996 among AMERICAN EXPLORATION COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").


                              W I T N E S S E T H:


       WHEREAS, the Company, the Banks, the Agent and the Co-Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994, as amended by Amendment No. 1 dated as of February 16, 1995, Amendment No. 2 dated as of May 2, 1995, Amendment No. 3 dated as of January 19, 1996, Amendment No. 4 dated as of June 5, 1996, Amendment No. 5 dated as of September 27, 1996 and Amendment No. 6 dated as of October 15, 1996 (as so amended, the "Agreement"); and

       WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.
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       SECTION 2.  Increase in Commitments.  The aggregate amount of the
Commitments is increased to $125,000,000, and the amount set forth opposite the name of each Bank on the signature pages of the Agreement is hereby changed to the amount set forth opposite the name of such Bank on the signature pages of this Amendment.

       SECTION 3.  Security Amendments.  The Company agrees, pursuant to
Section 5.07 of the Agreement, that it will within 30 days of the date hereof execute, deliver and cause to be filed or recorded in all appropriate jurisdictions such supplemental Security Instruments as may be required, or as the Agent may request, to evidence the changes in the terms of the Agreement effected by this Amendment.

       SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Agent of: (i) duly executed counterparts hereof signed by the Company, each of the Banks and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) an opinion of counsel for the Company, substantially to the effect of Exhibit B to the Agreement with respect to this Amendment and the Agreement as amended hereby, and (iii) all documents or opinions the Agent may reasonably request relating to the existence of the Company, its Subsidiaries and the Partnerships, the corporate authority for and the validity of the Financing Documents, title to the Mortgaged Properties, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.





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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                  AMERICAN EXPLORATION COMPANY



                                  By: /s/ JOHN M. HOGAN
                                      -----------------------------------------
                                      Title:  Senior Vice President and
                                                       Chief Financial Officer

Commitments
-----------
$48,610,000                       MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK



                                  By: /s/ JOHN KOWALCZUK
                                      -----------------------------------------
                                      Title:  Vice President


$48,610,000                       BANK OF MONTREAL, as a Bank and
                                     as a Co-Agent



                                  By: /s/ ROBERT ROBERTS
                                      -----------------------------------------
                                      Title:  Director, U.S. Corporate Banking
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$27,780,000                       BANQUE PARIBAS



                                  By: /s/ MARK GREEN
                                      -----------------------------------------
                                      Title:  Vice President



                                  By: /s/ BART SCHOUEST
                                      -----------------------------------------
                                      Title:  Vice President


------------
$125,000,000                             MORGAN GUARANTY TRUST COMPANY
============
                                            OF NEW YORK, as Agent



                                  By: /s/ JOHN KOWALCZUK
                                      -----------------------------------------
                                      Title:  Vice President